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                                                                 EXHIBIT 10.01

______________________________________________________________________________








                          CERIDIAN CORPORATION







                             $450,000,000
                           7.25% Senior Notes
                            Due June 1, 2004







                           PURCHASE AGREEMENT





Dated:  June 8, 1999


______________________________________________________________________________
______________________________________________________________________________

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                             CERIDIAN CORPORATION

                                 $450,000,000
                              7.25% Senior Notes
                               Due June 1, 2004


                              PURCHASE AGREEMENT

                                                                  June 8, 1999


BANC OF AMERICA SECURITIES LLC
CHASE SECURITIES INC.
BNY CAPITAL MARKETS, INC.
TD SECURITIES (USA) INC.
U.S. BANCORP PIPER JAFFRAY INC.
as the Initial Purchasers
c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina  28255


Ladies and Gentlemen:

       Ceridian Corporation, a Delaware corporation (the "Company"), confirms its agreement with Banc of America Securities LLC ("BofA"), Chase Securities Inc. ("Chase"), BNY Capital Markets, Inc. ("BONY"), TD Securities (USA) Inc. ("TD") and U.S. Bancorp Piper Jaffray Inc. ("Piper Jaffray" and, together with BofA, Chase, BONY and TD, the "Initial Purchasers", which term shall also include any initial purchaser substituted as hereinafter provided in
Section 11 hereof), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in SCHEDULE A hereto of $450,000,000 aggregate principal amount of the Company's 7.25% Senior Notes due June 1, 2004 (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture") dated as of June 10, 1999 between the Company and The Bank of New York, as trustee (the "Trustee").

       The Company understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Notes are to be offered and sold through the Initial Purchasers without such transactions being registered under the U.S. Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Notes and the Indenture, investors that acquire Notes may only resell or otherwise transfer such Notes if such transactions are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemptions afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the U.S. Securities and Exchange Commission (the "Commission")).

       Subsequent Purchasers of the Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the date of the Closing Time referred to in Section 2(b) hereof, in substantially the form of Annex 1 hereto, for so long as such Notes constitute "Registrable Notes" (as defined in the Registration Rights
Agreement).   Pursuant to the Registration Rights Agreement, the Company will agree to, among other things, file with the Commission under the circumstances set forth therein, a registration statement under the 1933 Act (the "Registration Statement") relating to an exchange offer for the outstanding Notes (the "Exchange Offer") pursuant to which securities (the "Exchange Notes") that will have terms identical in all material respects to the Notes (except with respect to liquidated damages or transfer restrictions) will be offered in exchange for the then outstanding Notes tendered at the option of the holders thereof. This Agreement, the Indenture, the Notes and the Registration Rights Agreement, are hereinafter sometimes referred to collectively as the "Operative Documents."

       The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated May 26, 1999 (the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated June 8, 1999 (the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, Notes. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Notes.

       All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), that is incorporated by reference in the Offering Memorandum.


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SECTION 1.    REPRESENTATIONS AND WARRANTIES

       REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company, as to itself and its subsidiaries, represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in
Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

       (a) Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security, if such transaction is or would be integrated with the sale of the Notes in a manner that would require the offer and sale of the Notes to be registered under the 1933 Act.

       (b) The Offering Memorandum (including the information incorporated by reference therein (the "Incorporated Documents")) does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (b) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein. The Incorporated Documents, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act.

       (c) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, cash flow, business affairs or business prospects of the Company and its subsidiaries, taken as a whole (the foregoing exception herein defined as a "Material Adverse Effect").

       (d) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except with respect to subsidiaries that, when taken as a whole, do not account for a material proportion of the Company's business, operations or assets, and the loss of which would not result in a Material Adverse Effect.

       (e) The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms (assuming the due execution and delivery thereof by the Trustee), will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable. At the Closing Time, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

       (f) The Notes and the issuance and sale of the Notes to the Initial Purchasers pursuant to the Indenture and this Agreement have been duly authorized by the Company and at the Closing Time the Notes will have been duly executed by the Company and will, when issued, executed, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, constitute legal, valid and binding obligations of the Company, enforceable against the Company according to their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable, will be entitled to the benefits of the Indenture and will conform in all material respects to the description thereof in the Offering Memorandum.

       (g) The Exchange Notes have been duly authorized by the Company and when executed, authenticated and delivered in accordance with the Indenture and the Registration Rights Agreement will constitute legal, valid and binding obligations of the Company, enforceable against the Company according to their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable, and will be entitled to the benefits of the Indenture.

       (h) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or other equivalent instruments, as the case may be, or, except such as would not have a Material Adverse Effect, in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, lease, contract, indenture or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, and there exists no condition which, with the passage of time or otherwise, would constitute such a default under any such document or instrument, except such as would not have a Material Adverse Effect.

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       (i)    The execution, delivery and performance of the Operative
Documents, compliance by the Company with all the provisions thereof and the consummation of the transactions contemplated thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the securities or blue sky laws of the various states and, with respect to the Registration Rights Agreement, the Commission) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default (with the passage of time or otherwise) under, (i) the charter or by-laws or other equivalent instruments, as the case may be, of the Company or any of its subsidiaries, (ii) the Agreement and Plan of Merger, dated as of April 30, 1999 (the "Merger Agreement"), by and among the Company, Spring Acquisition Corp., a Florida corporation, and ABR Information Services, Inc., a Florida corporation (together with its subsidiaries, "ABR"), or (iii) except such as would not have a Material Adverse Effect, any agreement, lease, contract, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

       (j) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is subject, and, to the best of the Company's knowledge, no such proceedings are threatened except as disclosed or incorporated by reference in the Offering Memorandum and except such as would not result in a Material Adverse Effect or, in the case of governmental proceedings, would not otherwise require disclosure in the Offering Memorandum.

       (k) Except as disclosed or incorporated by reference in the Offering Memorandum, neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any other person or entity for whom any of them is or may be liable is in violation of any Federal, state, local, provincial or foreign laws or regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos or asbestos-containing materials, or polychlorinated biphenyls ("Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation would have a Material Adverse Effect. "Violation" includes, but is not limited to, noncompliance with any permit or other governmental authorization required under applicable Environmental Laws and noncompliance with the terms and conditions of any such permit or authorization.

       (l) Neither the Company nor any of its subsidiaries has received any communication (written or oral), whether from a governmental authority, citizens' group, employee or otherwise, asserting that the Company or any of its subsidiaries or any other person or entity for whom any of them is or may be liable is not in compliance with any Environmental Laws or permit or authorization required under applicable Environmental Laws where such failure to comply would have a Material Adverse Effect, and there are no circumstances that may prevent or interfere with such full compliance in the future, except where failure so to comply would not have a Material Adverse Effect.

       (m) Except as disclosed or incorporated by reference in the Offering Memorandum, there is no claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence in or release into the environment of any Materials of Environmental Concern at any location owned, leased or operated, now or in the past, by the Company or any of its subsidiaries or, to the best knowledge of the Company, any other person or entity for whom any of them is or may be liable, or (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Law (collectively, "Environmental Claims") pending or threatened against the Company or any of its subsidiaries or, to the best knowledge of the Company, any other person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except any such matter that would not have a Material Adverse Effect.

       (n) Except as disclosed or incorporated by reference in the Offering Memorandum, to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that could form the basis of any Environmental Claim against the Company or any of its subsidiaries with respect to property owned, leased or operated by or for the Company or any of its subsidiaries, now or in the past, or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except any such matter that would not have a Material Adverse Effect.

       (o) Except for liabilities pursuant to Environmental Laws reflected in the Company's financial statements as set forth or incorporated by reference in the Offering Memorandum, the Company has reasonably concluded that no such liabilities of which it is currently aware would, singly or in the aggregate, have a Material Adverse Effect.

       (p) Except such as would not, singly or in the aggregate, have a Material Adverse Effect, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable and restrictions on the Company's and its subsidiaries' ability to encumber their assets contained in (i) the Amended and Restated Credit Agreement, dated as of December 12, 1995, Amended and Restated as of July 31, 1997, among the Company, Bank of America National Trust and Savings Association, as Agent, and the financial institutions party thereto, (ii) the Credit Agreement, dated as of March 2, 1998, between Ceridian Canada Ltd. and Canadian Imperial Bank of Commerce and (iii) the Credit Agreement, dated as of January 30, 1998, between


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Ceridian Canada Ltd. and The Toronto-Dominion Bank, to all property and assets described in the Offering Memorandum as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and, except such as would not have a Material Adverse Effect, no default has occurred or is continuing thereunder; and, with respect to real property leases, the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee.

       (q) The Company and each of its subsidiaries maintains insurance in amounts and with limits and coverage which the Company in good faith deems appropriate.

       (r) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Offering Memorandum are independent public accountants with respect to the Company as required by the 1933 Act.

       (s) The financial statements, together with related schedules and notes, set forth or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial information and data of the Company and its subsidiaries set forth in the Offering Memorandum (and any amendment or supplement thereto) is, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The PRO FORMA financial information included in the Offering Memorandum presents fairly the information shown therein and has been prepared in accordance with the relevant accounting requirements of Regulation S-X. In the opinion of the Company, the assumptions used in the preparation of such pro forma financial information are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

       (t)    Except such as would not result in a Material Adverse Effect,
(i) the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Authorizations") as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described or incorporated by reference in the Offering Memorandum; (ii) the Company and each of its subsidiaries has fulfilled and performed all of its obligations with respect to such Authorizations and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Authorizations; and (iii) except as described or incorporated by reference in the Offering Memorandum, such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries.

       (u) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


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       (v)    No holder of any security of the Company has any right to
require registration of any security of the Company on the Registration
Statement.

       (w) Except as disclosed or incorporated by reference in the Offering Memorandum and except such as would not, singly or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries has (A) violated any applicable federal, state, local or foreign law relating to employment or employment practices or the terms and conditions of employment, including, without limitation, discrimination in the hiring, promotion or pay of employees, wages, hours of work, plant closings and layoffs, collective bargaining, and occupational safety and health, or any provisions of the Worker Adjustment and Retraining Notification Act of 1988 or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder or any other applicable law, rule or regulation (whether foreign or domestic) relating to or governing the operation or maintenance of any plan or arrangement falling within the definition of an "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) or any other employee pension or benefit plan or arrangement, or (B) engaged in any unfair labor practice. Except as disclosed or incorporated by reference in the Offering Memorandum and except such as would not, singly or in the aggregate, result in any Material Adverse Effect, there is (i) no charge pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries before the Equal Employment Opportunity Commission or any other federal, state, local or foreign agency responsible for the enforcement of labor or employment laws and, to the best of the Company's knowledge, no such agency is conducting or has threatened to initiate an investigation of or relating to the Company or any of its subsidiaries; (ii) no complaint, lawsuit or other proceeding pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries in which any current or former employee, applicant for employment or class of the foregoing is alleging breach of any express or implied contract of employment of other violation of any federal, state, local or foreign law relating to employment or employment practices or the terms and conditions of employment;
(iii) no unfair labor practice charge or complaint pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any corresponding state, local, provincial or foreign agency, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries; (iv) to the best of the Company's knowledge, no union representation claim or question existing with respect to the employees of the Company or any of its subsidiaries and no union organizing activities taking place; and (v) except as disclosed, no claim, proceeding, action, audit or investigation pending, filed or reasonably anticipated with respect to any employee pension or benefit plan. Except foran immaterial agreement in connection with the Company's United Kingdom operations, neither the Company nor any of its subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any of its subsidiaries. Except as disclosed or incorporated by reference in the Offering Memorandum and except such as would not, singly or in the aggregate, result in any Material Adverse Effect, (i) no labor dispute involving the employees of the Company or any of its subsidiaries exists or, to the

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knowledge of the Company, is threatened or imminent; and (ii) the Company is not aware of any existing, threatened labor disturbance by the employees of any principal suppliers, manufacturers or contractors of the Company or any of its subsidiaries.

       (x) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (y) All material tax returns required to be filed by the Company and each of its subsidiaries have been filed and all such returns are true, complete, and correct in all material respects. All material taxes that are due or claimed to be due from the Company and each of its subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. There are no proposed tax assessments against the Company or any of its subsidiaries that could singly or in the aggregate have a Material Adverse Effect. The accruals and reserves on the books and records of the Company and its subsidiaries in respect of any material tax liability for any taxable period not finally determined are adequate to meet any assessments of tax for any such period.

       (z) The Company and its subsidiaries own, license or possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, except such as to which the failure so to own, license or possess would not, singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

       (aa) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

       (ab) The Company has full power, authority and legal capacity to enter into and perform its obligations under this Agreement; and the Company has taken all necessary corporate action to authorize the execution and the performance of its obligations under this Agreement.

       (ac) Each of the Company and its subsidiaries is in compliance with all laws, ordinances and regulations (domestic and foreign) applicable to its properties (whether owned or leased) and its business, as described in the Offering Memorandum, except where noncompliance with such laws, ordinances and regulations would not, singly or in the aggregate, have a Material Adverse Effect.

       (ad) The Registration Rights Agreement has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered, such agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and will conform in all material respects to the description thereof in the Offering Memorandum.

       (ae) Other than as described in the Offering Memorandum, no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to any securities of the Company or (ii) has indicated to the Company that it is considering (x) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (y) any change in the outlook for any rating of the Company or any securities of the Company.

       (af) Since the respective dates as of which information is given in the Offering Memorandum, other than as disclosed in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"), (ii) there has not been any Material Adverse Change in the capital stock or in the long-term debt of the Company or any of its subsidiaries.

       (ag) Each of the Preliminary Offering Memorandum and the Final Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

       (ah) When the Notes are issued and delivered by the Company pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the 1934 Act or that is quoted in a United States automated interdealer quotation system.

       (ai) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or any of its representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

       (aj)   With respect to those Notes sold in reliance on Regulation S,
(i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

       (ak) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the 1939 Act, assuming the accuracy of the Initial Purchasers' representations and warranties set forth in Section 2(c) hereof and that there has been no breach by the Initial Purchasers of their agreements pursuant to Section 6(a) hereof.

       (al) No registration under the 1933 Act is required for the sale of the Notes to the Initial Purchasers as contemplated hereby or for the offers (the "Exempt Resales") of the Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, (A) to persons each of whom the applicable Initial Purchaser reasonably believes to be a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer") or (B) in offshore transactions meeting the requirements of Regulations S under the 1933 Act ("Regulation S"), assuming the accuracy of the Initial Purchasers' representations and warranties set forth in Section 2(c) hereof and that there has been no breach by the Initial Purchasers of their agreements pursuant to Section 6(a) hereof.

       (am) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

       (an) The Company has no knowledge that (i) the consolidated financial statements of ABR, together with related notes and schedules, do not present fairly the financial position and the results of operations of ABR at the indicated dates and for the indicated periods, or (ii) that such financial statements have not been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved except as set forth in the notes thereto, and that all adjustments necessary for a fair presentation of results for such periods have not been made, or (iii) that the financial information regarding ABR included in the Offering Memorandum does not present fairly the information shown therein or that such information has not been compiled on a basis consistent with the financial statements presented therein.

       (ao) The Tender Offer Statement that was filed with the Commission on May 7, 1999 pursuant to Section 14(d)(1) of the 1934 Act complies, and any amendments or supplements thereto will comply, as to form in all material respects with the requirements of Schedule 14D-1 of the 1934 Act and the applicable rules and regulations thereunder; and insofar as the Tender Offer Statement contains a summary of the documents referred to therein, to the best knowledge of the Company, such summaries are fair and accurate and correctly present the information called for with respect thereto.

       (ap) The Company has no knowledge that the representations and warranties of ABR set forth in the Merger Agreement are not true, accurate and complete, except for such matters which in the aggregate would not have a material adverse effect upon the Company, its subsidiaries and ABR, taken as a whole.

       (aq) None of the Company or any of its subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time).

       (ar) Following consummation of the transactions contemplated by the Merger Agreement and application of the net proceeds of the Offering, not more than 25% of the fair value of the assets of the Company or of the Company and its subsidiaries on a consolidated basis will be Margin Stock.

              The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance. The Initial Purchasers acknowledge that the Company makes no representation or warranty regarding
ABR or its subsidiaries except as set forth in Section 1(an) and 1(ap) hereof.

       SECTION 2.    SALE AND DELIVERY TO INITIAL PURCHASERS; CLOSING.

       (a) NOTES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the prices set forth in SCHEDULE B, the aggregate principal amount of each series of Notes set forth in SCHEDULE A opposite the name of such Initial Purchaser, plus any additional principal amount of such series of Notes that such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

       (b) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Notes shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M. (eastern time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchasers and the Company (such time and date of payment and delivery being herein called the "Closing Time").

       Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchasers of certificates for the Notes to be purchased by them.

       (c) QUALIFIED INSTITUTIONAL BUYE.R Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

       (d) INTERESTS IN GLOBAL NOT . The Company will cause the Trustee to authenticate and issue one or more certificates evidencing the Notes to DTC registered in the name of Cede & Co., as nominee of DTC or such other Persons as the Initial Purchases shall inform the Company in writing. The certificates representing the Notes shall be made available for examination by the Initial Purchasers in The City of New York not later than 10:00 a.m. on the last business day prior to Closing Time.

       SECTION 3. COVENANTS. The Company covenants with each Initial Purchaser as follows:

       (a) OFFERING MEMORANDUM. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

       (b) NOTICE AND EFFECT OF MATERIAL EVENTS. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Notes with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Notes by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries that (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed or incorporated in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

       (c) AMENDMENT TO OFFERING MEMORANDUM AND SUPPLEMENT. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor an Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

       (d) QUALIFICATION OF NOTES FOR OFFER AND SALE. The Company will use its reasonable best efforts, in cooperation with the Initial Purchasers, to qualify the Notes for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in Notes in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

       (e) RATING OF NOTES. The Company shall take all reasonable action necessary to enable Standard & Poor's Ratings Service, a division of the McGraw Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") to provide their respective credit ratings of the Notes.

       (f) DTC. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Notes to be eligible for clearance and settlement through the facilities of DTC.

       (g) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Offering Memorandum under "Use of Proceeds."

       (h) RESTRICTION ON SALE OF NOTES. During a period of 20 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of the Initial Purchasers, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any Notes or securities of the Company that are convertible into, or exchangeable for, the Notes.

       (i) ABR ACQUISITION. The Company will use its reasonable best efforts to consummate the acquisition of ABR on the terms set forth in the Merger Agreement without waivers of any conditions thereunder (except for such changes in such terms or such waivers as would not materially adversely affect the holders of the Notes) and will take all such actions as shall be required in connection therewith, including the solicitations of proxies from the stockholders of the Company to vote in favor of such acquisition.

       SECTION 4.    PAYMENT OF EXPENSES.

       (a) EXPENSE. Other than the fees and disbursements of counsel for the Initial Purchasers, the Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any documents incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Notes, (iii) the preparation, issuance and delivery of the certificates for the Notes to the Initial Purchasers, including any charges of DTC in connection therewith,
(iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Notes in accordance with the provisions of Section 3(d) hereof, including filing fees in connection therewith, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, and (vii) any fees payable in connection with the rating of the Notes. Notwithstanding the foregoing, the Company shall not be required to reimburse the Initial Purchasers for fees and expenses associated with the road show.

       (b) TERMINATION OF AGREEMEN. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5(i) or 10 hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

       SECTION 5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officers of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

       (a) OPINION OF COUNSEL FOR COMPANY. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Oppenheimer Wolff & Donnelly LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, to the effect set forth in EXHIBIT A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request. The opinion of Oppenheimer Wolff & Donnelly LLP described in this Section 5(a) shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein. In rendering such opinion, such counsel may rely upon certificates of any officers of the Company or of government officials as to matters of fact of which the maker of such certificate has knowledge provided that counsel rendering such opinion shall furnish the Initial Purchasers with copies of any such statements or certificates. In addition, in rendering their opinion, such counsel may state that their opinion is limited to matters of the laws of the State of Minnesota, the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States.

       (b) OPINION OF GENERAL COUNSEL FOR COMPANY. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Gary Nelson, General Counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, to the effect set forth in EXHIBIT B hereto and to such further effect as counsel to the Initial Purchasers may reasonably request. The opinion of Gary Nelson described in this Section 5(b) shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

       (c) OPINION OF COUNSEL FOR INITIAL PURCHASERS. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

       (d) OFFICERS' CERTIFICATE. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Change, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such Material Adverse Change, (ii) the representations and warranties in Section 1 hereof that are qualified as to materiality are true and correct in all respects with the same force and effect as though expressly made at and as of the Closing Time, and the representations and warranties in Section 1 hereof that are not so qualified as to materiality are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

       (e) ACCOUNTANTS' COMFORT LETTER. At the time of the execution of this Agreement, the Initial Purchasers shall have received from each of KPMG LLP, independent accountants for the Company, and Grant Thornton LLP, independent accountants for ABR, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained or incorporated by reference in the Offering Memorandum.

       (f) BRING-DOWN COMFORT LETTER. At the Closing Time, the Initial Purchasers shall have received from KPMG LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

       (g) MAINTENANCE OF RATING. At the Closing Time, the Notes shall be rated at least Baa3 by Moody's and BBB by S&P, and the Company shall have delivered to the Initial Purchasers a letter dated the date of the Closing Time from each such rating agency, or other evidence reasonably satisfactory to the Initial Purchasers, confirming that the Notes have such ratings; and since the date of this Agreement there shall not have occurred a downgrading in the rating assigned to the Notes or any of the Company's other debt securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and, except as disclosed in the Preliminary Offering Memorandum, no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company's other debt securities.

       (h) ADDITIONAL DOCUMENTS. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

       (i) TERMINATION OF AGREEMENT. If any condition specified in this Section that is to be fulfilled by the Company shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

       SECTION 6.  SUBSEQUENT OFFERS AND RESALES OF THE NOTES.

       (a) OFFER AND SALE PROCEDURES. Each of the Initial Purchasers and the Company shall agree to observe the following procedures in connection with the offer and sale of the Notes:

              (i) OFFERS AND SALES ONLY TO QUALIFIED INSTITUTIONAL BUYERS. Offers and sales of the Notes shall only be made (A) to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or (B) in offshore transactions meeting the requirements of Regulation S.

              (ii) NO GENERAL SOLICITATION. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933
       Act) will be used in the United States in connection with the offering or sale of the Notes.

              (iii) PURCHASES BY NON-BANK FIDUCIARIES. In the case of a non-bank Subsequent Purchaser of Notes acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a Non-U.S. Person within the meaning of Regulation S.

              (iv) SUBSEQUENT PURCHASER NOTIFICATION. Each Initial Purchaser will take reasonable steps to inform, and cause each of its affiliates to take reasonable steps to inform, persons acquiring Notes from such Initial Purchaser or affiliate, as the case may be, in the United States that (A) the offering and sale of the Notes have not been and will not be registered under the 1933 Act, (B) the Notes are being sold to them without registration under the 1933 Act in reliance on Rule 144A or Regulation S and (C) the Notes may not be offered, sold or otherwise transferred except (1) to the Company, (2) pursuant to a registration statement which has been declared effective under the 1933 Act, or (3) in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Notes for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

              (v) RESTRICTIONS ON TRANSFER. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors," including the legend required thereby, shall apply to the Notes except as otherwise agreed by the Company and the Initial Purchasers.

              (vi) DELIVERY OF OFFERING MEMORANDUM. Each Initial Purchaser will deliver to each purchaser of the Notes from such Initial Purchaser, in connection with its original distribution of the Notes, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

       (b) COVENANTS OF THE COMPANY. The Company covenants with each Initial Purchaser as follows:

              (i) INTEGRATION. The Company will not and will cause its Affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Notes by the Company to the Initial Purchasers, (ii) the resale of the Notes by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Notes by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

              (ii) RULE 144A INFORMATION. In order to render the Notes eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Notes remain outstanding, the Company will make available, upon request, to any holder of Notes or prospective purchasers of Notes the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

       (c) RESALE PURSUANT TO RULE 144A. Each Initial Purchaser understands that the offering and sale of the Notes have not been and will not be registered under the 1933 Act and the Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with an exemption from the registration requirements of the 1933 Act. Each Initial Purchaser severally represents and agrees, that it has offered and sold Notes and will offer and sell Notes as part of their distribution at any time only in accordance with Rule 144A under the 1933 Act or Regulation S.

       SECTION 7.    INDEMNIFICATION

       (a) The Company shall indemnify and hold harmless (i) each of the Initial Purchasers and (ii) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) any of the Initial Purchasers (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment thereto) or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Offering

Memorandum, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities, judgments, actions or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is (i) made in reliance upon and in conformity with information relating to any Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Offering Memorandum ("Initial Purchaser Information") or (ii) with respect to the Initial Purchaser from whom the person asserting the loss, claim, damage or liability purchased Notes, made in any Preliminary Offering Memorandum if a copy of the Offering Memorandum (as amended or supplemented) shall have been furnished to the Initial Purchasers by the Company with such amendments or supplements thereto on a timely basis and such Offering Memorandum was not delivered by or on behalf of any of the Initial Purchasers to the person asserting the claim or action if required by law to have been so delivered by the Indemnified Person seeking indemnification, at or prior to the written confirmation of the sale of the Notes, and it shall be finally determined by a court of competent jurisdiction, by a judgment not subject to appeal or review, that the Offering Memorandum (as so amended or supplemented) would have corrected such untrue statement or omission. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person. The parties hereto agree that for purposes of this
Section 7 and Section 1(b) the only Initial Purchasers Information is (i) the statement contained in the fourth sentence in the third paragraph in "Plan of Distribution" relating to the Company receiving advice from the Initial Purchasers that the Initial Purchasers intend to make a market in the Notes, and (ii) the fourth, fifth and sixth paragraph of "Plan of Distribution" relating to stabilization transactions.

              (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any Indemnified Person with respect to which indemnity may be sought from an indemnifying party (or indemnifying parties), such Indemnified Person shall promptly notify the indemnifying party (or indemnifying parties) in writing (PROVIDED that the failure to give such notice shall not relieve the indemnifying party (or indemnifying parties) of its obligations pursuant to this Agreement unless and only to the extent such failure to give notice results in the loss or compromise of any material rights or defenses of the indemnifying party (or indemnifying parties) as determined by a court of competent jurisdiction by a final judgment no longer subject to appeal or review and shall not relieve the indemnifying party from any liability which it may have to an Indemnified Person otherwise than under this Section 7). Upon receiving such notice, the indemnifying party (or indemnifying parties) shall be entitled to participate in any such action or proceeding and to assume, at their sole expense, the defense thereof, with counsel reasonably satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the indemnifying party (or indemnifying parties) or an affiliate thereof) and, after written notice from the indemnifying party (or indemnifying parties) to such Indemnified Person of its or their election so to assume the defense thereof within 15 business days after receipt of the notice from the Indemnified Person of such action or proceeding, the indemnifying party (or indemnifying parties) shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, other than reasonable costs of investigation, unless (i) the indemnifying party (or indemnifying parties) agrees in writing to pay such fees and expenses, or
(ii) the indemnifying party (or indemnifying parties) fails to assume such defense within the 15 business days specified above or fails to employ counsel reasonably satisfactory to such Indemnified Person, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the indemnifying party (or indemnifyig parties) or its affiliates, and such Indemnified Person shall have been advised by counsel in writing that a conflict of interest exists between such Indemnified Person and the indemnifying party (or indemnifying parties) or its affiliates (in which case, if such Indemnified Person notifies the indemnifying party (or indemnifying parties) in writing, neither the indemnifying party (or indemnifying parties) nor its affiliates shall have the right to assume the defense thereof), it being understood, however, that the indemnifying party (or indemnifying parties) shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnified Persons, which firm shall be designated in writing by BofA so long as it is one of the Indemnified Persons or by mutual agreement if it is not such a person. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its prior written consent. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the indemnifying party (or indemnifying parties) to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party (or indemnifying parties) agree that they shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 business days after receipt by the indemnifying party (or indemnifying parties) of the aforesaid request and (ii) the indemnifying party (or indemnifying parties) shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The indemnifying party (or indemnifying parties) shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the ntry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

              (c) Each of the Initial Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, and any person controlling (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) the Company, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to claims and actions based on any Initial Purchaser Information provided by such Initial Purchaser.

       SECTION 8.    CONTRIBUTION.  If the indemnification provided for in
Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Company or the Initial Purchasers, as applicable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and any of the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company bears to the total discounts and commissions received by such Initial Purchaser. The relative fault of the Company on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company set forth herein and in Section 7 hereof shall be in addition to any liability or obligation that the Company may otherwise ave (other than with respect to the matters covered by Section 7 and this Section 8) to any Indemnified Person.

              The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 7 and this Section 8, none of the Initial Purchasers (or their related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount applicable to the Notes purchased by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Notes purchased by each of the Initial Purchasers hereunder and not joint.

              The rights and obligations provided in this Section 8 shall terminate fifteen years from the date hereof.

       SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or by or on behalf of the Company, and shall survive delivery of the Notes to the Initial Purchasers.

       SECTION 10.   TERMINATION OF AGREEMENT

       (a) TERMINATION; GENERAL. The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Change, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either U.S. Federal or New York authorities.

       (b)    LIABILITIES.  If this Agreement is terminated pursuant to this
Section 10, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

       SECTION 11. DEFAULT BY ONE OR MORE OF THE INITIAL PURCHASERS. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Notes which it or they are obligated to purchase under this Agreement (the "Defaulted Notes"), BofA shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; if, however, BofA shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

              If at the Closing Time any one or more of the Initial Purchasers shall fail or refuse to purchase the Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date by all Initial

Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of Notes set forth opposite its name in Schedule A bears to the aggregate principal amount of Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the aggregate principal amount of Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Initial Purchaser. If at the Closing Time any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased by all Initial Purchasers and arrangements satisfactory to you and the Company for purchase of such Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

       No action pursuant to this Section, shall relieve any defaulting Initial Purchaser from liability in respect of its default.

       In the event of any such default which does not result in a termination of this Agreement, either BofA or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements.

       SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to c/o Banc of America Securities LLC, 100 North Tryon Street, Charlotte, North Carolina 28255, attention of Keith DeLeon; notices to the Company shall be directed to it at 8100 34th Avenue South, Minneapolis, Minnesota, attention of Gary Nelson.

       SECTION 13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and other persons referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and other persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Initial Purchaser shall be deemed to be a successor by reason of such purchase.

       SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

       SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                       Very truly yours,

                                       CERIDIAN CORPORATION

                                       By:    /s/Gary M. Nelson
                                              ---------------------
                                              Name:   Gary M. Nelson
                                              Title:  Vice President, General
                                                      Counsel and Secretary

 CONFIRMED AND ACCEPTED,
       as of the date first above written:


BANC OF AMERICA SECURITIES LLC

By:   /s/Lynn T. McConnell
      ----------------------------
      Authorized Signatory

CHASE SECURITIES INC.

By:   /s/Melanie Shugart
      ----------------------------
      Authorized Signatory

BNY CAPITAL MARKETS, INC.

By:   /s/Daniel Klinger
      ----------------------------
      Authorized Signatory

TD SECURITIES (USA) INC.

By:   /s/Gordon A. Paris
      ----------------------------
      Authorized Signatory

U.S. BANCORP PIPER JAFFRAY INC.

By:   /s/Stuart C. Harvey, Jr.
      ----------------------------
      Authorized Signatory

                                 SCHEDULE A

                                                         Principal
    Name of Initial Purchaser                            Amount of
    -------------------------                           Senior Notes
                                                        ------------

Banc of America Securities LLC  . . . . . . . . .        $315,000,000
Chase Securities Inc. . . . . . . . . . . . . . .        $ 67,500,000
BNY Capital Markets, Inc. . . . . . . . . . . . .        $ 22,500,000
TD Securities (USA) Inc.  . . . . . . . . . . . .        $ 22,500,000
U.S. Bancorp Piper Jeffrey Inc. . . . . . . . . .        $ 22,500,000
                                                         ------------
Total . . . . . . . . . . . . . . . . . . . . . .        $450,000,000
                                                         ------------
                                                         ------------

                                  SCHEDULE B


                             CERIDIAN CORPORATION
                                 $450,000,000
                      7.25% Senior Notes due June 1, 2004



       1. The initial offering price of the Notes shall be 99.654% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

       2. The purchase price to be paid by the Initial Purchasers for the Notes shall be 99.029% of the principal amount thereof.

       3.     The interest rate on the Notes shall be 7.25% per annum.

                                   SCHEDULE C

                     NAME                        PLACE OF INCORPORATION
                     ----                        ----------------------
       Spring Acquisition Corp.                  Florida
       Comdata Network, Inc.                     Maryland
       Ceridian Canada, Ltd.                     Canada

                                                                       EXHIBIT A



                       FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                   SECTION 5(a)

              (i) the Indenture and the Notes have been duly authorized, executed and delivered by the Company; the issuance and sale of the Notes to the Initial Purchasers pursuant to this Agreement have been duly authorized;

              (ii) the Notes, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the following exceptions, limitations and qualifications: the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting the rights and remedies of creditors; general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law), and the discretion of the court before which any proceeding therefor may be brought; the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

              (iii) the Exchange Notes have been duly authorized by the Company and when executed, authenticated and delivered in accordance with the terms of the Indenture and the Registration Rights Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the following exceptions, limitations and qualifications: the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting the rights and remedies of creditors; general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law), and the discretion of the court before which any proceeding therefor may be brought; the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

              (iv) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the following exceptions, limitations and qualifications: the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting the rights and remedies of creditors; general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law), and the discretion of the court before which any proceeding therefor may be brought; the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; the enforceability of the waiver of rights or defenses under any usury law contained in the Indenture;

              (v) the Notes, the Exchange Notes, the Registration Rights Agreement and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum under the headings "Description of the Notes" and "Exchange Offer; Registration Rights";

              (vi) the Indenture complies as to form in all material respects with the requirements of the 1939 Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the 1939 Act;

              (vii) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale of the Notes and the Exchange Notes to the Initial Purchasers, will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the 1933 Act, the 1939 Act or other securities or blue sky laws or the laws of any foreign countries) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default (with the passage of time, the giving of notice or otherwise) under, the charter or by-laws or other equivalent instruments, as the case may be, of the Company or any of the Subsidiaries or any agreement, lease, contract, indenture or other instrument referenced in the Offering Memorandum or any document incorporated by reference therein, or (assuming compliance with all applicable state securities or blue sky laws or the laws of any foreign countries) violate or conflict with any valid statutes or valid and published administrative regulations, including Regulation U of the Federal Reserve Board, applicable to the Company or any of its Subsidiaries or their respective properties or solely in respect of Regulation U to the Initial Purchasers which, in our opinion, are normally applicable to the transactions of the type contemplated by this Agreement or violate any judgment, injunction, order or decree disclosed in writing to us that names the Company or any of the Subsidiaries and is specifically directed to any of them or any of their respective properties;

              (viii) the Company has the corporate power and authority to enter into and perform this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, subject to the following exceptions, limitations and qualifications: the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting the rights and remedies of creditors; general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law), and the discretion of the court before which any proceeding therefor may be brought; the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

              (ix) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

              (x) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the following exceptions, limitations and qualifications: the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting the rights and remedies of creditors; general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law), and the discretion of the court before which any proceeding therefor may be brought; the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to liability where such indemnification or contribution is contrary to public policy; and

              (xi) no registration under the 1933 Act is required for the sale of the Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales, assuming (x) that each Initial Purchaser is a QIB, (y) the accuracy of the representations and agreement of the Company set forth in Sections 1(a) and 1(ag) through 1(ai) of the Purchase Agreement, and (z) no breach by the Initial Purchasers of their agreements pursuant to Section 6(a) of this Agreement.

              We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers and their counsel at which the contents of the Offering Memorandum were discussed and, although we have not independently verified and are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the aforesaid Offering Memorandum (except as specified elsewhere herein), on the basis of the foregoing, nothing has come to our attention that causes us to believe that the Offering Memorandum contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. We express no opinion with respect to the financial statements, schedules and pro forma and other financial and statistical data included or incorporated by reference in the Offering Memorandum.

                                                                       EXHIBIT B


                  FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 5(b)

              (i) the Company has been duly incorporated and the Company and each of its subsidiaries listed on Schedule C to the Purchase Agreement (the "Subsidiaries") is existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and corporate authority required to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

              (ii) to the best of his knowledge, each contract or document material to the Company and its subsidiaries as a whole described in or whose description is incorporated into the Offering Memorandum is in full force and effect in accordance with its terms, except such as would not cause a Material Adverse Effect;

              (iii) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or other equivalent instruments, as the case may be, and, except such as would not have a Material Adverse Effect, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, lease, contract, indenture or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, and there exists no condition which, with the passage of time or otherwise, would constitute such a default under any such document or instrument;

              (iv) the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Exchange Notes and the Notes by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the 1933 Act, the 1939 Act or other securities or blue sky laws or the laws of any foreign countries) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default (with the passage of time or otherwise) under, the charter or by-laws or other equivalent instruments, as the case may be, of the Company or any of its subsidiaries or any agreement, lease, contract, indenture or other instrument referenced in the Offering Memorandum or any document incorporated by reference therein, or (assuming compliance with all applicable state securities or blue sky laws and the laws of any foreign countries) to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any valid statutes or valid and published administrative regulations applicable to the Company or any of its subsidiaries or their respective properties which are normally applicable to transactions of the type contemplated by this Agreement or violate any judgment, injunction, order or decree that names the Company or any of the Subsidiaries and is specifically directed to any of them or any of their respective properties;

              (v) there exists no legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Offering Memorandum and is not so described or incorporated by reference;

              (vi) the Company has the corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Exchange Notes and the Notes;

              (vii) all of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable; and

              (viii) we do not know of any contract or other document to which the Company or any Subsidiary is a party which is required to be described in the Offering Memorandum or the materials incorporated by reference therein which has not been so described.

       I have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers and their counsel at which the contents of the Offering Memorandum were discussed and nothing has come to my attention that causes me to believe that the Offering Memorandum, as amended or supplemented, as of its date and the date of the Closing Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. I express no opinion with respect to the financial statements, schedules and pro forma and other financial data included in the Offering Memorandum.